EXHIBIT 10.1
                   Memorandum of Understanding
                             Between
                       Electrosource, Inc.
                               and
                   Lockheed Martin Corporation
                         March 15, 1996

WHEREAS Lockheed Martin Corporation acting through its Control Systems business hereinafter referred to as `LMCS" has embarked on an effort to develop a high performance, cost effective Hybrid Electric Vehicle System for specific Hybrid Electric Vehicles, and

WHEREAS  Electrosource  has initiated a Hybrid  Electric  Vehicle
Battery Development program with the goal of designing and producing a high powered long life battery for identified Hybrid
Electric Vehicles, and

WHEREAS it is the desire of LMCS to have the best available battery technology for their Hybrid Electric Vehicle(s), meeting program technical and price requirements, and

WHEREAS it is the desire of Electrosource to develop and produce a battery that meets LMCS Hybrid Electric Vehicle requirements.

NOW, THEREFORE it is agreed that LMCS shall supply Electrosource with their program battery specifications including program performance specifications, dimensional requirements and price targets, and

Electrosource shall provide LMCS with charging requirements and battery management issues, and

LMCS and Electrosource shall work together on obtaining third party funding for the development of a customized Hybrid Electric
Battery for use in LMCS Hybrid Electric Vehicle(s), and

While  pursuing  the  development of the custom  Hybrid  Electric
Vehicle Battery for LMCS, Electrosource shall give preferential pricing to LMCS on the present production batteries for use in their Hybrid Electric Vehicle(s).

FURTHERMORE, LMCS and Electrosource intend to enter into an agreement that intends to outline the specific responsibilities of each company with regard to pursuing broad base Hybrid Electric Vehicle programs that are of interest to both companies, and

Intend to include provisions for the sharing of technical information between Electrosource's and LMCS's Hybrid Electric
Vehicle Developmental programs, and

Electrosource   and   LMCS  intend  to  execute   a   Proprietary
Information Agreement.

This Memorandum of Understanding supersedes and replaces all prior agreements and understandings between the Parties on these matters.

This is a nonbinding statement of the parties intent.

For Electrosource, Inc.

            /s/
Michael G. Semmens
President, CEO, Chairman of the Board

For Lockheed Martin Corporation

             /s/
James D. Scanlon
President, Control Systems